Exhibit 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 16, 2000 (except with respect to the matter discussed in Note 11, as to which the date is October 30, 2000) included in Rollins, Inc.'s Form 10-K/A for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

                                                 ARTHUR ANDERSEN LLP


Atlanta, Georgia
October 30, 2000

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